UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004

STRATEX NETWORKS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-15895	77-0016028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Rose Orchard Way, San Jose, CA 95134

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 943-0777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Other Events

Stratex Networks, Inc. (the “Company”) today issued a press release announcing cost reductions to move the Company more quickly toward profitability. On December 3, 2004, the Company finalized and committed to plans to reduce costs. A significant portion of the cost reductions will be from reductions in the Company’s global workforce. The Company anticipates some savings to commence in the quarter ending March 31, 2005, with annualized savings of between $7.0 million and $8.0 million, becoming fully realized by the quarter ending June 30, 2005.

A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The exhibits listed below are being filed with this Form 8-K.

Exhibit Number	Description
99.1	Press Release issued by Stratex Networks, Inc. dated December 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX NETWORKS, INC.

Date: December 8, 2004	By:	/s/ Carl Thomsen
Carl Thomsen
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by Stratex Networks, Inc. dated December 8, 2004